SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Alliance BioEnergy Plus, Inc.
(Name of Registrant as Specified in Its Charter)

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400 N. Congress Ave., Suite 130, West Palm Beach FL 33401
(888) 607-3555

May 23, 2016

Dear Fellow Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Wednesday June 15, 2016, at 2:00 p.m. local time at the Marriott West Palm Beach, 1001 Okeechobee Blvd., West Palm Beach, FL 33401. The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

The accompanying materials include the Notice of Annual Meeting of Shareholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. We urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares by completing, signing, dating and returning the proxy card today. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the proxy card or by voting in person at the Annual Meeting. If you decide to attend the Annual Meeting and you are a registered Shareholder, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support and continued interest in Alliance Bioenergy Plus, Inc.

Sincerely,

Daniel de Liege

Daniel de Liege
Chairman of the Board, President and Chief Executive Officer

400 N. Congress Ave., Suite 130, West Palm Beach FL 33401
(888) 607-3555

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 15, 2016

TO THE SHAREHOLDERS OF ALLIANCE BIOENERGY PLUS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Alliance Bioenergy Plus, Inc., a Nevada corporation (the “Company”), will be held on June 15, 2016 at 2:00 p.m. local time, at the Marriott West Palm Beach, 1001 Okeechobee Blvd., West Palm Beach, FL 33401, for the following purposes:

1.	To elect four (4) directors to serve for the ensuing year and until their successors are elected;

2.	To approve an amendment of the Company's Articles of Incorporation to increase the Company's authorized capital to 510,000,000 shares comprising 500,000,000 shares of Common Stock par value $.001 per share and 10,000,000 shares of Preferred Stock par value $0.001 per share.

3.	To ratify the appointment of Paritz & Co., P.A. as our independent registered public accounting firm for fiscal 2016;

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports”, below.

The Board of Directors has fixed the close of business on May 23, 2016 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Shareholders of record present at the Annual Meeting or who have submitted a valid proxy via the Internet, by telephone or by mail will be deemed to be present in person to vote at the Annual Meeting.

By Order of the Board of Directors,

Daniel de Liege

Daniel de Liege
West Palm Beach, FL
May 23, 2016

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015 ARE AVAILABLE AT www.proxyvote.com.

400 N. Congress Ave., Suite 130, West Palm Beach FL 33401
(888) 607-3555

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS

To be held on June 15, 2016

INFORMATION CONCERNING SOLICITATION AND
THE ANNUAL MEETING

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Alliance Bioenergy Plus, Inc., a Nevada corporation, of proxies for use at the 2016 Annual Meeting of Shareholders to be held on June 15, 2016, at 2:00 p.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Marriott West Palm Beach, 1001 Okeechobee Blvd., West Palm Beach, FL 33401.

We intend to mail or electronically deliver this Proxy Statement, the accompanying proxy card and Notice of Annual Meeting on or about June 1, 2016 to all Shareholders of record entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING AND PROXY STATEMENT

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Daniel de Liege, President and Chief Executive Officer (the “proxyholder”), has been designated as proxy for the Annual Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures including information about our Board and executive officers.

Who can vote at the Annual Meeting?

We have designated a record date of May 23, 2016 for the Annual Meeting. Only Shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on May 23, 2016, we had outstanding and entitled to vote 53,616,742 shares of common stock. On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Shareholder of Record – Shares Registered in Your Name

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, VStock Transfer, Inc., then you are a Shareholder of record. As a Shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by submitting your proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. Simply follow the instructions on the accompanying proxy card for each voting method.

Beneficial Owner – Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “Street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the Shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the Shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Your broker will not have discretion to vote on “non-routine” matters absent direction from you. The election of directors (Proposal 1) and the increase in authorized capital (Proposal 2) are considered “non-routine” under applicable rules. The ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm for fiscal 2016 (Proposal 3) is considered “routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Annual Meeting?

You will be admitted to the Annual Meeting if you were a Shareholder as of the close of business on May 23, 2016, or you have authority to vote under a valid proxy for the Annual Meeting. You should be prepared to present valid photo identification, such as a driver’s license or passport, for admittance. In addition, if you are a Shareholder of record, your name will be verified against the list of Shareholders of record prior to admittance to the Annual Meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 23, 2016, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership.

What proposals will be presented at the Annual Meeting?

At the Annual Meeting, Shareholders eligible to vote will consider and vote upon (1) the election of four (4) directors to serve for the ensuing year and until their successors are elected, (2) approval of an amendment of the Company's Articles of Incorporation to increase the Company's authorized capital to 510,000,000 shares comprising 500,000,000 shares of Common Stock par value $.001 per share and 10,000,000 shares of Preferred Stock par value $0.001 per share and (3) the ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2016 and (4) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the board recommend I vote on these proposals?

Our Board’s recommendations are set forth, together with a description of the proposals, in this Proxy Statement. In summary, our Board of Directors recommends that you vote:

●	FOR each of the nominees for director named in this Proxy Statement to serve until the Annual Meeting of Shareholders in 2017 and until their successors are duly elected and qualified;
●	FOR an amendment of the Company's Articles of Incorporation to increase the Company's authorized capital to 510,000,000 shares comprising 500,000,000 shares of Common Stock par value $.001 per share and 10,000,000 shares of Preferred Stock par value $0.001 per share; and

●	FOR the ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm;

What vote is required to approve each matter and how are votes counted?

If a quorum is present at the Annual Meeting, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

●	Election of Directors. The four (4) nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

●	Ratification of Paritz & Co., P.A. as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify Paritz & Co., P.A. as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Abstentions will have the effect of votes against this proposal. Broker non-votes, if any, will have no effect on the results of this vote.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting in person. To make sure that your shares are represented, we urge you to vote as promptly as possible by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card.

If you are a Shareholder of record, there are four ways to vote:

●	By calling the toll-free telephone number indicated on your proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,
●	By going to the Internet website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded,
●	By signing, dating and returning the accompanying proxy card, or
●	By written ballot at the Annual Meeting.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other agent must vote your shares as you have directed.

At the Annual Meeting, we will pass out ballots to anyone who wishes to vote in person. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote by ballot at the Annual Meeting.

How can I change or revoke my vote?

You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

●	you may submit another properly executed proxy by telephone, by Internet or by signing, dating and returning a later dated proxy card,
●	you may send a written notice that you are revoking your proxy to our Chairman at 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401, or
●	you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Annual Meeting?

A quorum of Shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by Shareholders present at the meeting or by proxy. At the close of business on the record date, there were 53,616,742 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 26,808,372 shares must be represented by Shareholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the Shareholders. If we propose to have the Shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What if a Shareholder does not specify a choice for a matter when returning a proxy?

If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a Shareholder of record and you return a signed proxy card but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on “non-routine” proposals. As a beneficial owner, you will not be deemed to have voted on such “non-routine” proposals. The shares that cannot be voted by brokers on “non-routine” matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. The election of directors (Proposal 1) is considered “non-routine” under applicable rules. The election of directors (Proposal 1) and the increase in authorized capital (Proposal 2) are considered “non-routine” under applicable rules. The ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm for fiscal 2016 (Proposal 3) is considered “routine” under applicable rules.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the Internet or by telephone following the instructions provided on the proxy card for each account.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

May I propose matters for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. If you wish to propose a matter for consideration at next year’s annual meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Shareholder Proposals” and “Shareholder Nominations” below.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2015?

You may access an electronic copy of the Proxy Statement, form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 at: www.proxyvote.com.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board of Directors currently consists of four (4) directors. Each director to be elected will hold office until the next annual meeting of Shareholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. The Board, upon recommendation by the independent members of the Board, has nominated the nominees listed below for election to our Board of Directors. All of the nominees listed below are currently directors of the Company except Troy Lorenz. We encourage our Board members to attend our annual meetings of Shareholders.

Nomination Process

In considering candidates for election to the Board, the independent members of the Board seek to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The independent members of the Board also consider other board service, business, financial and strategic judgment of potential nominees, and desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the independent members of the Board view as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as Alliance Bioenergy Plus, Inc.

Voting

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. There are no arrangements or understandings between us and any other person pursuant to which they or any other director has been selected as a director or nominee at the Annual Meeting.

The four (4) candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

The Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Nominees

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each independent member of the Board may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent members of the Board. Joseph Walsh, a current director of the Company, is not running for re-election.

Name	Age	Position and Offices	Director Since
Daniel de Liege	50	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board	2012
Charles F. Sills	71	Director	2015
George D. Bolton	66	Director	2015
Troy Lorenz	53	Director	*

* Nominee not currently serving as a director

Daniel de Liege became President, Secretary and a director of the Company in April 2012 and became Chief Financial Officer in April 2014. He has also served as Chief Executive Officer of the Company from April 2012 through February 2015 and April 2015 to present. Prior to founding the Company, Mr. de Liege has been the President and CEO of Prelude Pictures since 1997. Prior to that Mr. de Liege was President of 24/7 Entertainment from 1994 until 1997. Mr. de Liege attended Palm Beach State College and is on the Board of Directors of The Timothy Initiative, a not for profit organization.

Charles F. Sills became a director of the Company in July 2015. Mr. Sills has extensive experience planning and directing international industrial, infrastructure, environmental and energy initiatives, having served as a member of the Danube Task Force, the governing council that ran the Danube Basin Environmental Restoration Program led by the World Bank, the European Bank for Reconstruction & Development and the UN Development Program, involving 13 countries from Austria to Moldova. He also served on the Japan-U.S. Joint Fund for Social & Economic Development in Central/Eastern Europe, the Helsinki Commission focused on the environmental clean-up of the Baltic Sea, the Kaliningrad Defense Conversion Initiative, and the NGO Delegation to NAFTA, where he helped draft the Environmental Supplements. Mr. Sills was responsible for securing major funding support for the Smithsonian Institute's biodiversity preservation/cancer cure research program in Brazil's Amazon region; for the Sassari, Sardinia symposium on ozone depletion organized by the International Council of Scientific Unions; and for the White House Presidential Awards program sponsored by the President's Council on Sustainable Development.

Mr. Sills has been engaged in the renewable energy sector since the 1980’s, when he led the Martin Marietta Aerospace (now Lockheed Martin) team that won the contract for and installed the world’s largest (at that time) solar photovoltaic energy installation, under a pilot program co-funded by the U.S. and Saudi Arabian Governments; researched and wrote a worldwide survey of renewable energy technologies and commercialization opportunities; and testified before Congress on the need for pro-active U.S. Government support for advanced renewable energy R&D and demonstration programs. Currently, he serves on both the Defense & Security Advisory Committee and the International Advisory Committee for the American Council on Renewable Energy (ACORE); and serves as a Board Member and Advisor on Energy and Environment for the Eurasia Center/Eurasian Business Coalition, where he has planned and moderated conferences on “Doing Business with the BRICS (Brazil, Russia, India, China and South Africa)”, and energy and infrastructure investment opportunities associated with the “New Silk Road”. He has extensive experience in Government Contracting, and an advocate for Small Business access to Federal and Military contracting opportunities, serving as a member of the U.S. Chamber of Commerce's Small Business Council, and an observer to the White House sponsored Inter-Agency Task Force on Veterans Business Development. He is President of FED/Contracting LLC, a consultancy that assists Small Businesses in partnering with Prime Contractors, and helps the Prime Contractors qualify Veteran and Minority vendors as teammates for project opportunities with mandated Diversity Supplier content. Based on the U.S. Defense Dept. ‘Mentor-Protégé’ program that he managed, Trillacorpe Construction, a Service-Disabled Veteran-Owned Small Business, was awarded the 2010 Defense Department Nunn-Perry Award for "superior performance in the areas of business growth and return on investment, Government contracting, technical performance and quality management".

George D. Bolton became a director of the Company in July 2015. Prior to becoming a director of the Company, Mr. Bolton is a seasoned business professional with significant experience in production agriculture. From the management of fertilizer and chemical plants, to the development and integration of a precision farming system for a national fertilizer and chemical distribution company, George has worked to develop and integrate new technologies for agriculture.

Recognizing the impact carbon intensity would have on agriculture, Mr. Bolton was one of the founders of AgCert International, and co-author of the first agricultural baseline methodology approved by the United Nations Framework Convention on Climate Change (UNFCC) AM0016: Greenhouse gas mitigation from improved animal waste management systems in confined animal feeding operations. Under his direction this methodology was the catalyst which allowed AgCert International to construct over 725 biodigesters impacting more than 94% of the qualifying concentrated animal feeding operations in Mexico and Brazil. The construction and operation of these biogiesters dramatically improved each farms local environment impact while also lowering their carbon intensity. The cooperation between AgCert and the local farmers enabled the use of the Clean Development Mechanism of the UNFCC to produce and market millions of certified emissions for the purchasers, as well as covering the costs of each farms biodigesters.

Troy Lorenz is a director nominee. Mr. Lorenz is a seasoned business professional with a broad experience in business development and operations. From his experience with Price Waterhouse as a tax attorney/CPA, private practice in estate and business planning, regional developer for several Fortune 500 financial services companies, consulting engagements in North Dakota’s Bakken Oil Formation as well as other businesses, he has worked in a variety of roles that have enlisted his educational and experiential background. From startups to regional territorial development to independent oil and gas service companies, he has worked to help businesses and business owners mitigate their risks, meet compliance requirements, standardize sales and sales training, streamline their operations and build high performance teams.

Mr. Lorenz was raised and has worked the majority of his career in the upper Midwest where energy and agriculture play an integral component to the wellbeing of not only the region but the global community. Troy is a firm believer in continuous improvement, creating predictable results through process and systems, and the importance of businesses using a multidisciplinary approach to achieving results whether it be by the advisors they surround themselves with or the internal teams that work day to day in the business.

Mr. Lorenz’ other experiences include lobbying, and Legislative Coordinator for the Governor of North Dakota and Assistant Attorney General for the North Dakota Attorney General’s Office. He earned his undergraduate degree in accounting and his Juris Doctorate from the University of North Dakota.

BOARD AND COMMITTEE MATTERS
AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

At this time, we have yet to implement certain policies and practices to reflect corporate governance initiatives that are designed to be compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of applicable securities laws. We expect to implement all of these policies and practices in the near future. As of this time, we have implemented the following:

●	A majority of our Board members are independent of our company and our management;
●	We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees;
●	We do not have a Financial Expert who will serve on our Audit Committee when the Board determines to designate such Committee. At the present time, the entire Board carries out the functions of an Audit Committee.

Board of Directors

Following our Annual Shareholders Meeting, our Board will consist of four (4) directors: Daniel de Liege (Chairman), Charles F. Sills, John D. Bolton and Troy Lorenz. During the fiscal year ended December 31, 2015, our Board held two meetings and several teleconferences. All directors serving on the Board during the fiscal year ended December 31, 2015 attended at least 75% of the aggregate of the total number of the meetings of the Board.

Independence of the Board

A majority of the members of our board of directors qualify as “independent,” as affirmatively determined by the board of directors. After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Charles F. Sills, John D. Bolton and Troy Lorenz are or will be independent directors within the meaning of Nasdaq Marketplace Rule 4200.

Board Leadership Structure

Daniel de Liege currently serves as Chief Executive Officer and Chairman of the Board. The Board does not have a lead independent director. We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our shareholders, for Mr. de Liege to serve in both roles. The Board believes this provides us an efficient and effective leadership model. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. In light of Mr. de Liege’s knowledge of our business and industry, and his experience successfully navigating us through both strong and challenging periods, his ability to speak as Chairman and CEO provides us with strong unified leadership.

Role of Board in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. The independent directors on the Board oversee risk management related to the nomination of director candidates and our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Executive Sessions

During the calendar year ended December 31, 2015, our independent directors did not meet in any regularly scheduled executive sessions at which only independent directors were present.

Shareholder Communications with the Board

We have adopted a formal process by which Shareholders may communicate with our Board. The Board recommends that Shareholders initiate any communications with the Board in writing and send them in care of the Chairman of the Board by mail to our principal offices, 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401.

This centralized process will assist the Board in reviewing and responding to Shareholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication.

Information Regarding the Board Committees

During the full fiscal year ended December 31, 2015, the Board had no standing committees. When designated, the charters of the committees will be as follows:

Audit Committee

When the Audit Committee is designated, it will serve the following functions:

●	evaluate the performance of and assesses the qualifications of the independent registered public accounting firm;
●	engage the independent registered public accounting firm;
●	determine whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;
●	confer with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;
●	review and approve the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
●	consider the effectiveness of our Company’s internal control system, including information technology security and control;
●	understand the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses;

●	monitor the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

●	oversee procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

●	review the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;
●	review annually the Audit Committee’s written charter and the committee’s performance and reports the same to the Board;
●	review the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;
●	discuss with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and
●	review and approve all related party transactions on an ongoing basis.

The Audit Committee will have the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

Compensation Committee

When the Compensation Committee is designated, it will serve the following functions:

●	review and approve the performance goals and objectives for executive officers, including our CEO;
●	evaluate the CEO’s performances in light of those goals and objectives and recommend to the Board the CEO’s compensation levels;
●	recommend to the Board the compensation of executive officers other than the CEO;
●	report on executive compensation for inclusion in our company’s proxy statements;
●	review annually the Board compensation and makes related recommendations to the Board; and
●	review annually the Compensation Committee’s written charter and the committee’s performance and reports the same to the Board.

The Compensation Committee will have the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each annual meeting. The Board believes that, considering the size of the Company and the Board, nominating decisions can be made effectively on a case-by-case basis by the Board. In carrying out the functions of a nominating committee, the Board does not rely on a nominating committee charter. Rather, the independent directors of the Company apply the guidelines set forth below in considering nominations to the Board.

Director Qualifications

The Board believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to Shareholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing Shareholder value in realistic time frames. The Board also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the CEO (or equivalent) of an energy company; independence from our company and current Board members; and a recognizable name that would add credibility and value to our company and its Shareholders. The Board does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Board views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Board may modify these qualifications from time to time.

Evaluating Nominees for Director

The Board reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of Shareholders. In conducting this assessment, the Board currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Board meets to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to our Board by majority vote. To date, the Board has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Shareholder Nominations

The Board applies the same guidelines (described above) to Shareholder nominees as applied to nominees from other sources. Any Shareholder who wishes to recommend for the Board’s consideration a prospective to serve on the Board may do so by giving the candidate’s name and qualifications in writing to our corporate secretary at the following address: 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401, at least thirty (30) days prior to the date of the Annual Shareholders Meeting.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO
INCREASE IN AUTHORIZED CAPITAL

The Company’s Board of Directors is proposing an amendment of the Company's Articles of Incorporation to increase the Company's authorized capital to 510,000,000 shares comprising 500,000,000 shares of Common Stock par value $.001 per share and 10,000,000 shares of Preferred Stock par value $0.001 per share. In this regard, the Company is currently considering a number of strategic business alternatives and believes that it may not have sufficient authorized, but unissued, shares of its Common Stock to facilitate the issuance of additional shares in connection with alternatives such as an uplisting of the Company from the OTCQB to the one of the NASDAQ markets or the NYSE MKT, increasing the liquidity of the Company’s stock in trading markets and increased flexibility in connection with future potential acquisitions and business growth opportunities. As of this date, no new strategic business alternatives have been adopted or finalized. In order to facilitate any strategic business alternative which may be advantageous to the Company’s growth potential and increase in shareholder value, the Company's Board of Directors believes that the proposed increase in authorized capital is beneficial because it provides the Company with the flexibility it needs to adopt any such alternatives and take advantage of potential business opportunities. At this time, the Company has not made any commitments with respect to any new strategic business alternative. The Board of Directors intends to implement the increase in the Company’s authorized capital following approval of this proposal by its shareholders and final approval by the Company’s board of directors. The board of directors is not proposing any change to the par value of the Company’s shares. No further action on the part of shareholders will be required to increase the Company’s authorized capital.

ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED COMMON STOCK

There are certain advantages and disadvantages of increasing the Company's authorized common stock. The advantages include:

●	The potential for uplisting of the Company from the OTCQB to the one of the NASDAQ markets or the NYSE MKT.
●	Increased liquidity of the Company’s stock in the market.
●	The ability to issue shares of the Company’s Common Stock in exchange for the Company’s senior debt, thereby improving the Company’s liquidity and debt to equity ratio.
●	To have shares of common stock available to be proactive in pursuing potentially beneficial business expansion opportunities when they arise.
●	The ability to raise capital by issuing capital stock under future financing transactions, if any.

The disadvantages include:

●	Potential dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.
●	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company's Board of Directors, at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Our Board of Directors recommends a vote IN FAVOR of the increase in authorized capital.

PROPOSAL THREE
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Paritz & Co., P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Shareholder ratification of the selection of Paritz & Co., P.A. is not required by our bylaws or otherwise. However, we are submitting the selection of Paritz & Co., P.A. to the Shareholders for ratification as a matter of good corporate practice. If the Shareholders fail to ratify the selection, the Board of Directors will consider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our Shareholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Paritz & Co., P.A. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the Shareholders for the purpose of determining a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

Audit Fees.

The aggregate fees billed by the Company’s auditors, Paritz & Co. P.A. for professional services rendered for the audit of its annual financial statements for fiscal year ended December 31, 2015 and review its interim financial statements for the first, second and third quarters of 2016 will be approximately $40,000 The aggregate fees billed by the Company’s auditors, Paritz & Co P.A., for professional services rendered for the audit of its annual financial statements for fiscal year ended December 31, 2014 and review its interim financial statements for the first, second and third quarters of 2015 were approximately $40,000.

Audit Related fees

During the past fiscal year, no fees were billed or incurred for assurance or related services by the Company’s auditors that were reasonably related to the audit or review of financial statements reported above.

Tax Fees

During the past fiscal year, $4,500 was billed by the Company’s auditors for tax preparation fees for the fiscal year ended December 31, 2015.

All Other Fees

During the past fiscal year, no other fees were billed or incurred for services by the Company’s auditors other than the fees noted above. The Company’s board, acting as an audit committee, deemed the fees charged to be compatible with maintenance of the independence of its auditors.

The Board of Directors Pre-Approval Policies

Before an independent auditor is engaged by us to render audit or non-audit services, Audit Committee (if appointed) and Board of Directors pre-approves the engagement. Board of directors pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by our Audit Committee regarding our engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, our board of directors is informed of each service provided, and such policies and procedures do not include delegation of our board of directors' responsibilities under the Exchange Act to our management. Our board of directors may delegate to one or more designated members of our board of directors the authority to grant pre-approvals, provided such approvals are presented to the board of directors at a subsequent meeting. If our board of directors elects to establish pre-approval policies and procedures regarding non-audit services, the board of directors must be informed of each non-audit service provided by the independent auditor. Board of directors pre-approval of non-audit services, other than review and attest services, also will not be required if such services fall within available exceptions established by the SEC. For the fiscal years ended December 31, 2015 and 2014, 100% of audit-related services, tax services and other services performed by our independent auditors were pre-approved by our board of directors.

Our board has considered whether the services described above under the caption "All Other Fees", which are currently none, is compatible with maintaining the auditor's independence.

The board approved all fees described above.

The Board of Directors has considered the role of Paritz & Co., P.A. in providing services to us for the fiscal year ended December 31, 2015 and has concluded that such services are compatible with such firm’s independence.

Our Board of Directors recommends a vote IN FAVOR of the ratification of the selection of our independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 9, 2016, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address	Number of Shares (2)	Percentage Owned (1)	Capacity
Daniel de Liege (3)	5,337,005	10.182%	Officer/Director
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

Charles F. Sills (4)	100,000	*	Director
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

George D. Bolton (5)	192,906	*	Director
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

Joe Walsh (6)(13)	20,944,308	33.375%	Director (9)
197 S. Federal Highway
Boca Raton, FL 33432

All officers and directors as a group
(four persons)	26,574,219	41.983%

Mark W. Koch (7)	4,219,175	8.088%	5% Holder
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

Johan Sturm (8)	4,890,833	9.375%	5% Holder
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

United States Regional Economic	12,726,523	21,846%	5% Holder
Development Authority, LLC (9)
197 S. Federal Highway
Boca Raton, FL 33432

Carbolosic Energy 1, LLLP (10)	8,217,785	14.502%	5% Holder
197 S. Federal Highway
Boca Raton, FL 33432

Steve Dunkle (11)	3,450,157	6.614%	5% Holder
125 S State Rd. 7
Wellington, FL 33414

Wellington Asset Holdings, Inc. (12)	2,771,577	6.614%	5% Holder
125 S State Rd. 7
Wellington, FL 33414

       * less than one percent (1%)

(1) This table is based upon 52,166,742 shares issued and outstanding as May 9, 2016.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(3) Includes 5,087,005 shares and options to purchase 250,000 shares owned by Daniel de Liege.

(4) Includes options to purchase 100,000 shares.

(5) Includes options to purchase 192,906 shares,

(6) Includes 6,638,821 shares and warrants to purchase 6,087,702 shares owned by United States Regional Economic Development Authority, LLC, one of the beneficial owners of which is Joe Walsh and 3,717,785 shares and warrants to purchase 4,500,000 shares owned by Carbolosic Energy 1, LLLP, one of the beneficial owners of which is Joe Walsh.

(7) Includes 1,535,018 Shares owned by Mark W. Koch, 500,000 shares owned by MWK Holdings 1, LLC, the beneficial owner of which is Mark Koch, 1,505,577 shares owned by MWK Holdings, LLC, one of the beneficial owners of which is Mark W. Koch and 678,580 shares owned by CTWC, LLC, one of the beneficial owners of which is Mark W. Koch. Mr. Koch resigned as a director of the Company on March 15, 2016.

(8) Includes 2,885,701 shares owned by Willem Johan Sturm and Marie M Veronique Sturm JT and 2,005,132 shares owned by Animated Family Films, Inc., one of the beneficial owners of which is Willem Johan Sturm. Mr. Sturm resigned as a director of the Company on November 10, 2014.

(9) Includes 6,638,821 shares and 6,087,702 fully vested and exercisable warrants owned by United States Regional Economic Development Authority, LLC, one of the beneficial owners of which is Joe Walsh.

(10) Includes 3,717,785 shares and 4,500,000 fully vested and exercisable warrants owned by Carbolosic Energy 1, LLLP, one of the beneficial owners of which is Joe Walsh.

(11) Includes 2,771,577 shares owned by Wellington Asset Holdings, Inc., one of the beneficial owners of which is Steve Dunkle and 678,580 shares owned by CTWC, LLC, one of the beneficial owners of which is Steve Dunkle.

(12) One of the beneficial owners of Wellington Asset Holdings, Inc. is Steve Dunkle.

(13) Term as director expires on June 15, 2016.

The Company is not aware of any person who owns of record, or is known to own beneficially, five percent (5%) or more of the outstanding securities of any class of the issuer, other than as set forth above.

EXECUTIVE COMPENSATION

The following is a summary of the compensation we paid for each of the last two years ended December 31, 2015 and 2014, respectively (i) to the persons who acted as our principal executive officer during our fiscal year ended December 31, 2015 and 2014 and (ii) to the person who acted as our next most highly compensated executive officer other than our principal executive officer who was serving as our executive officer as of the end of our last fiscal year.

							Non-Qualified
Name and						Non-Equity	Deferred	All other
Principal				Stock	Option	Incentive	Compensation	Compensation
Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	Plan ($)	Earnings ($)	($)	Total ($)
Daniel de
Liege
(President,
CEO, CFO)
	2015	$240,000	$3,508	$0	$0	$0	$0	$0	$243,508
	2014	$200,000	$0	$0	$0	$0	$0	$0	$200,000

Mark W.
Koch (2)
(Former
Director)
	2015	$0	$0	$0	$0	$0	$0	$0	$0
	2014	$200,000	$0	$0	$0	$0	$0	$0	$200,000

Charles F.
Sills
(Director)
	2015	$18,333	$0	$0	$45,641	$0	$0	$0	$63,974
	2014	$0	$0	$0	$0	$0	$0	$0	$0

George D.
Bolton
(Director)
	2015	$0	$0	$0	$65,576	$0	$0	$0	$65,576
	2014	$0	$0	$0	$0	$0	$0	$0	$0

Joseph
McNaney
(Former
Director)
	2015	$0	$0	$0	$767,705	$0	$0	$0	$767,705
	2014	$180,000	$0	$4,200,000 (1)	$	$0	$0	$0	$4,380,000

Outstanding Equity Awards at Fiscal Year End

None of the Company’s executive officers received any equity awards, including, options, restricted stock or other equity incentives, during the fiscal year ended December 31, 2015. A director of the Company was granted 4,000,000 shares of common stock for consulting services valued at $4,200,000 during the fiscal year ended December 31, 2014, however this award was rescinded in February 2015 and replaced with two (2) warrant agreements to purchase an aggregate of 2,000,000 shares of common stock at exercise prices ranging from $0.40 to $0.65 with five (5) year terms. The warrant agreements were valued at $767,705.

In March 2015, the Company’s Board of Directors approved a resolution to compensate the board’s independent directors with cash or equity per quarter under the Company’s 2012 Employee, Director Stock Plan. During the fiscal year ended December 31, 2015, the company has issued to its current and former independent directors, eight (8) options to purchase an aggregate of 425,690 shares of common stock for a period of three (3) years at an average exercise price of $0.45

In January 2016, the Company’s Board of Directors approved a resolution to compensate the Company’s CEO with 250,000 fully vested warrants at an exercise price of $0.30 for a period of five (5) years.

Additional Narrative Disclosures; Employment Arrangements

A majority of the Company’s employees, including its executive officers, have entered into employment contracts with the company. The company does not offer any benefits package, deferred compensation or retirement plan at this time.

Director Compensation

In March 2015, the Board of Directors approved resolution to award compensation packages to the Company’s independent directors for their service as directors or as members of any committee of directors. Each independent member of the board is to receive $10,000 in value of common stock, cash or three-year options per quarter. In addition, the Chairman of the Board is to receive a $3,000 monthly payment. The Company may compensate its directors with common stock, common stock options, cash or a combination of these instruments. The Company has not established any quantifiable criteria with respect to the level of stock grants or options. Rather, the Board of Directors will evaluate stock grants and stock options paid to similarly situated companies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2015, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC.

TRANSACTIONS WITH RELATED PERSONS

1. In January 2015, the Company entered into a consulting agreement with Prelude Motorsports, Inc. calling for semi-monthly payments of $10,000. Under the terms of the consulting agreement, the consultant will review and provide input on a variety of areas including corporate structure, marketing materials, website and promotional pieces; provide introductions to various organizations and individuals who might support the Company’s business development.

2. Throughout 2013, the Company issued unsecured short-term notes payable to various related parties, including officers and directors of the Company, with a term of one year, which have since been extended. At September 30, 2015, there was one consolidated note outstanding to Palm Beach Energy Solutions, LLC. The note has an outstanding principal balance of $71,000 and bears interest at a rate of 5% per annum.

3. Mark W. Koch and Daniel de Liege are principals of AMG Energy Solutions, Inc., which owns 43% of AMG Energy Group, LLC. The company owns 51% of AMG Energy Group, LLC.

The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest. The Company has not formulated a policy for the resolution of such conflicts.

4. In December 2014, EK Laboratories, Inc. (“EK”), a Florida corporation, was created as a wholly owned subsidiary of AMG Energy Group, LLC. EK was created to operate as a research facility to further develop the CTS technology and develop new emerging technologies. AMG Energy Group, LLC is owned 51% by the Company and 43% is owned by AMG Energy Solutions, Inc., of which Daniel de Liege and Mark W. Koch are principals.

5. In November 2015, the Company issued a short-term, unsecured note payable to a shareholder of the company. The principal amount of the note was $10,290, accrued interest at 5% per annum and had a term of one-year. On December 8, 2015, the note was paid in full along with $32 in interest.

Director Independence

The Company currently has two (2) independent directors within the meaning of Nasdaq Marketplace Rule 4200. Although there are only two (2) independent directors, due to the business and financial expertise of the CEO, the company feels that the current board can competently perform the functions that an independent Board of Directors would provide.

SHAREHOLDER PROPOSALS

The deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for our 2017 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is November 30, 2016.

Our by-laws also establish an advance notice procedure with respect to certain shareholder proposals and director nominations. If a shareholder wishes to have a shareholder proposal considered at our 2017 annual meeting, the shareholder must give timely notice of the proposal in writing to our Chairman of the Board. To be timely, a shareholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 15, 2016 and not later than January 18, 2017; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the shareholder to be timely must be so received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding of Proxy Materials

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, shareholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number that appears on your proxy card. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2015 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Chairman at Alliance Bioenergy Plus, Inc., 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a shareholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

Additional Documentation

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2015 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Chairman at Alliance Bioenergy Plus, Inc., 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401, tel. (888) 607-3555.

Accommodations for Attendance at the Annual Meeting

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Chairman at Alliance Bioenergy Plus, Inc., 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401, tel. (888) 607-3555. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 15, 2016.

IMPORTANT

Your vote is very important no matter how many shares you own. If your shares are held in your own name, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return the proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*****

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors

Daniel de Liege

Daniel de Liege

May 10, 2016

VOTE BY INTERNET—www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Alliance Bioenergy Plus, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage pre-paid envelope we have provided to Alliance Bioenergy Plus, Inc., 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401. All written proxies must be received by the Company by June 14, 2016.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote for the following:

		For all	Withhold All	For all except	To withhold authority to vote for any individual nominee(s), mark “For all Except” and write the number(s) of the Nominee(s) on the line below.

1.	Election of Directors	☐	☐	☐

01 Daniel de Liege   02 Charles F. Sills   03 George D. Bolton   04 Troy Lorenz

The Board of Directors recommends you vote for Proposal 2

2.	To authorize an increase in the Company’s authorized capital to 510,000,000 shares, par value $0.001.	For	Against	Abstain
		☐	☐	☐
The Board of Directors recommends you vote for Proposal 3

3.	To ratify the selection of Paritz & Co., P.A. as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016	For	Against	Abstain
		☐	☐	☐

NOTE:     Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please indicate if you plan to attend this meeting     Yes ☐      No ☐

Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator or other capacity, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by an authorized officer.

Signature	Date	Signature	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com.

ALLIANCE BIOENERGY PLUS, INC.

THIS PROXY RELATES TO THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD
JUNE 15, 2016

The undersigned hereby appoints Daniel de Liege, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of Alliance Bioenergy Plus, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Alliance Bioenergy Plus, Inc. (the “Company”) to be held at 2:00 PM (local time) at the Marriott West Palm Beach, 1001 Okeechobee Blvd., West Palm Beach, FL 33401 on JUNE 15, 2016 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE AND FOR PROPOSAL TWO, AS MORE SPECIFICALLY DESCRIBED IN THE PORXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by and for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only be written instructions to that effect, signed and date by me, which must be actually received by the Company prior to the commencement of the Annual Meeting.